================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 25, 1998


                            CAPITAL TITLE GROUP, INC.
                            -------------------------
                 (Name of Small Business Issuer in its charter)


           Delaware                       0-21417                 87-0399785
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)           File No.)           Identification No.)

14555 North Scottsdale Rd. Suite 320, Scottsdale, Arizona            85254
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

                    Issuer's telephone number: (602) 483-8868
                                               --------------


================================================================================

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  Pursuant to a Merger Agreement dated September 1, 1998, (the "Agreement") among Registrant, New Century Title Company of Northern California (the "Merger Sub"), a California corporation, which is a wholly-owned subsidiary of Registrant, Northwestern Consolidated Corporation, a California corporation ("NCC"), and Northwestern Title Company of Alameda County, Northwestern Title Security Company, Northwestern Accommodation Company, NW Service Corporation, Nave Corporation, Northwestern Title Insurance Company and Recon Services Corporation, which are all wholly-owned subsidiaries of NCC, NCC became a wholly-owned subsidiary of Registrant by merger of NCC with and into Merger Sub. As a result of the merger, the shareholders of NCC holding less than 2,000 shares of common stock of NCC will be entitled to receive cash in an amount equal to $11.00 per share of NCC common stock and the shareholders of NCC holding 2,000 or more shares of NCC common stock will be entitled to receive a combination of cash and common stock of the Registrant. Total consideration for the merger is $3,234,450 in cash and 673,844 restricted shares of the Registrant's common stock.

                  NCC, through its subsidiaries, provides title, escrow and related real estate services in Sonoma, Contra Costa and Alameda Counties in the San Francisco, California region. NCC had total assets of approximately $6,436,763 at December 31, 1997. For the year ended December 31, 1997, NCC had revenue of $9,623,722 and had a net loss of $78,667. For the nine months ended September 30, 1998, NCC had revenue of $7,394,943 and had net income of $900,665.

                  The merger, which is being accounted for as a purchase, was effective November 1, 1998 but was subject to regulatory approval and filings with the California Secretary of State. The approval and filing requirements were completed on November 25, 1998.

ITEM 7.           FINANCIAL  STATEMENTS,  PRO FORMA  FINANCIAL  INFORMATION  AND
                  EXHIBITS

         Pursuant to Item 7(a)(4) of Form 8-K, all required historical financial statements of NCC and all required pro forma financial statements will be filed pursuant to an amendment to this report as soon as practicable following the filing of this report (but not later than 60 days following the date on which this report was required to have been filed).

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Report of Independent Public Accountants
         Consolidated Balance Sheets as of December 31, 1997 and 1996 Consolidated Statements of Operations and Retained Earnings for the Year Ended December 31, 1997 and the Fifteen Month Period Ended December 31, 1996
         Consolidated Statements of Cash Flows for the Year Ended December 31, 1997 and the Fifteen Month Period Ended December 31, 1996
         Notes to Consolidated Financial Statements

         Consolidated Balance Sheet as of September 30, 1998
         Consolidated Statements of Operations for the Nine Months ended September 30, 1998 and 1997
         Consolidated Statements of Cash Flows for the Nine Months ended September 30, 1998 and 1997

(b)      PRO FORMA FINANCIAL INFORMATION.

         Pro Forma Combining Statement of Operations for the Year Ended December 31, 1997
         Pro Forma Combining Statement of Operations for the Nine Months Ended September 30, 1998
         Pro Forma Combining Balance Sheets as of September 30, 1998
         Notes to Pro Forma Combining Statement of Operations

(c)      EXHIBITS.

         10.      Merger   Agreement   among   the   Registrant,    Northwestern
                  Consolidated Corporation and related subsidiaries.

         (The text of all Schedules, Exhibits and other attachments to the aforementioned Merger Agreement have been omitted in accordance with Item 601
(b) (2) of Regulation S-B, and the Company agrees to furnish to the Commission upon request copies of any such omitted schedules or exhibits)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CAPITAL TITLE GROUP, INC.


By:  /s/ Mark C. Walker                           Dated: December 9, 1998
     --------------------
     Mark C. Walker
     Vice President and Chief Financial Officer